                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                      October 1, 2008

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)               Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              -----------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              -----------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 31, 2008, George A. Schloegel will be retiring as an employee of the
Company and its subsidiaries but will remain as Chairman of the Board of Hancock
Holding Company.

Item 8.01. Other Events.  On December 31, 2008, George A. Schloegel will be retiring as an employee of the Company and its subsidiaries but will remain as Chairman of the Board of Hancock Holding Company.

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 3, 2008

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations